                                                                   EXHIBIT 10.28

August 20, 2001


Infonautics, Inc.
590 North Gulph Road
King of Prussia, PA  19406

Ladies and Gentlemen:

The undersigned has been advised that as of the date hereof the undersigned may be deemed to be an "affiliate" of Tucows Inc., a Delaware corporation ("Tucows"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). Pursuant to the terms of the Agreement and Plan of Merger, dated as of March 27, 2001 (the "Merger Agreement"), among Infonautics, Inc. a Pennsylvania corporation ("Parent"), TAC Merger Sub Corporation, a Delaware corporation and a direct wholly owned subsidiary of Parent ("Sub"), and Tucows, at the Effective Time (as defined in the Merger Agreement) Sub will be merged with and into Tucows (the "Merger"), and Tucows will become a wholly owned subsidiary of Parent.

As a result of the Merger, the undersigned may receive shares of Common Stock, no par value per share ("Parent Common Stock"), of Parent. The undersigned would receive such shares in exchange for shares of capital stock of Tucows owned by the undersigned.

The undersigned hereby represents and warrants to, and covenants with, Parent that in the event the undersigned receives any Parent Common Stock in the
Merger:

          (A) The undersigned shall not make any sale, transfer or other disposition of Parent Common Stock in violation of the Act or the Rules and Regulations.

          (B) The undersigned has carefully read this letter and discussed its requirements and other applicable limitations upon the undersigned's ability to sell, transfer or otherwise dispose of Parent Common Stock, to the extent the undersigned has felt it necessary, with the undersigned's counsel or counsel for Tucows.

          (C) The undersigned has been advised that the issuance of shares of Parent Common Stock to the undersigned in the Merger will be registered under the Act by a Registration Statement on Form S-4. However, the undersigned has also been advised that because (i) at the time of the Merger's submission for a vote of the stockholders of Tucows the undersigned may be deemed an affiliate of Tucows and (ii) the distribution by the undersigned of Parent Common Stock has not been registered under the Act, the undersigned may not sell, transfer or otherwise dispose of Parent Common Stock issued to the undersigned in the Merger unless (a) such sale, transfer or other disposition has

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Infonautics, Inc.
August 20, 2001
Page 2


     been registered under the Act, (b) such sale, transfer or other disposition is made in conformity with the volume and other limitations imposed by Rule 145 under the Act, or (c) in the opinion of counsel reasonably acceptable to Parent, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

          (D) The undersigned understands that, except as may otherwise be contemplated by the terms of the Merger Agreement, Parent will be under no obligation to register the sale, transfer or other disposition of Parent Common Stock by the undersigned or on the undersigned's behalf under the Act or, except as set forth in section (G) below, to take any other action necessary in order to make compliance with an exemption from such registration available.

          (E) The undersigned understands that stop transfer instructions will be given to Parent's transfer agent with respect to Parent Common Stock owned by the undersigned and that there may be placed on the certificates for Parent Common Stock issued to the undersigned, or any substitutions therefor, a legend stating in substance:

          "The shares represented by this certificate were issued in a transaction to which Rule 145 under the Securities Act of 1933 applies. The shares represented by this certificate may only be transferred in accordance with the terms of a letter agreement dated August 20, 2001, a copy of which agreement is on file at the principal offices of Tucows Inc."

          (F) The undersigned also understands that unless the transfer by the undersigned of the undersigned's Parent Common Stock has been registered under the Act or is a sale made in conformity with the provisions of Rule 145 under the Act, Parent reserves the right, in its sole discretion, to place the following legend on the certificates issued to any transferee of shares from the undersigned:

          "The shares represented by this certificate were acquired from a person who received such shares in a transaction to which Rule 145 under the Securities Act of 1933 applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be offered, sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

     It is understood and agreed that the legend set forth in paragraph E or F above shall be removed by delivery of substitute certificates without such legend if (i) the undersigned shall have delivered to Parent a copy of a letter from the staff of the Commission, or an opinion of counsel, in form and substance reasonably satisfactory to Parent, to the effect that such legend is not required for purposes of the Act, (ii) the undersigned shall have

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Infonautics, Inc.
August 20, 2001
Page 3

     delivered to Parent reasonably satisfactory evidence or representations that the shares represented by such certificates are being or have been transferred in a transaction made in conformity with the provisions of Rule 145, (iii) one year shall have elapsed from the date the undersigned acquired the Parent Common Stock received in the Merger and the provisions of Rule 145(d)(2) are then available to the undersigned, or (iv) two years shall have elapsed from the date the undersigned acquired the Parent Common Stock received in the Merger and the provisions of Rule 145(d)(3) are then applicable to the undersigned.

          (G) It is understood and agreed that for so long as and to the extent necessary to permit the undersigned to sell the Parent Common Stock pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Act, Parent shall (a) use its reasonable efforts to (i) file, on a timely basis, all reports and data required to be filed with the Commission by it pursuant to Section 13 of the Securities Exchange Act of 1934, and (ii) and furnish to the undersigned upon request a written statement as to whether or not Parent has complied with such reporting requirements during the 12 months preceding any proposed sale of the Parent Common Stock by the undersigned pursuant to Rule 145, and (b) otherwise use its reasonable efforts to permit such sales pursuant to Rule 145 and Rule 144. Parent hereby represents to the undersigned that it has filed all reports required to be filed by it with the Commission under Section 13 of the Securities Exchange Act of 1934 during the preceding 12 months.

          (H) This letter may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

          (I) If a court of competent jurisdiction determines that any provision of this letter is not enforceable or enforceable only if limited in time and/or scope, this letter shall continue in full force and effect with such provision stricken or so limited.

          (J) Counsel to and accountants for the parties hereto shall be entitled to rely upon this letter as needed.

          (K) This letter shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties hereto and their respective successors and assigns. As used herein, the term "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.


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Infonautics, Inc.
August 20, 2001
Page 4


          (L) This letter shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties hereto.

                                         Very truly yours,


                                         -------------------------------------
                                         [Please print name of entity, if any]


                                         By:  /s/ Stanley Stern
                                             -----------------------------------

                                         Name: Stanley Stern
                                               ---------------------------------
                                                          (please print)

                                         Title:
                                                --------------------------------
                                                          (please print)

Acknowledged this 20th day of August, 2001.

Infonautics, Inc.



By: /s/ Van Morris
    -----------------------------------------

Name: Van Morris
      ---------------------------------------

Title: Chief Executive Officer and President
       --------------------------------------


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Infonautics, Inc.
August 20, 2001
Page 5

          (L) This letter shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties hereto.

                                         Very truly yours,


                                         Robert Young
                                         ---------------------------------------
                                         [Please print name of entity, if any]


                                         By:  /s/ Robert Young
                                              ----------------------------------

                                         Name:
                                              ----------------------------------
                                                          (please print)

                                         Title:
                                               ---------------------------------
                                                          (please print)

Acknowledged this 20th day of August, 2001.

Infonautics, Inc.



By: /s/ Van Morris
   -----------------------------------------

Name: Van Morris
      --------------------------------------

Title: Chief Executive Officer and President
       -------------------------------------

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Infonautics, Inc.
August 20, 2001
Page 6


          (L) This letter shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties hereto.

                                       Very truly yours,


                                       For and on Behalf of Parman Holding Corp.
                                       -----------------------------------------
                                       [Please print name of entity, if any]


                                       By:  /s/ P. Veenendaal
                                            ------------------------------------

                                       Name: P.Veenendaal
                                             -----------------------------------
                                                         (please print)

                                       Title: Attorney in Fact
                                              ----------------------------------
                                                         (please print)

Acknowledged this 20th day of August, 2001.

Infonautics, Inc.



By: /s/ Van Morris
    -----------------------------------------

Name: Van Morris
      --------------------------------------

Title: Chief Executive Officer and President
       -------------------------------------

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Infonautics, Inc.
August 20, 2001
Page 7


          (L) This letter shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties hereto.

                                         Very truly yours,


                                         STI Ventures N.V.
                                         -------------------------------------
                                         [Please print name of entity, if any]


                                         By: /s/ P.N. Blauw
                                             -----------------------------------

                                         Name: P.N. Blauw
                                               ---------------------------------
                                                          (please print)

                                         Title: Director
                                                --------------------------------
                                                          (please print)

Acknowledged this 20th day of August, 2001.

Infonautics, Inc.



By: /s/ Van Morris
    ----------------------------------------

Name: Van Morris
      --------------------------------------

Title: Chief Executive Officer and President
       -------------------------------------


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Infonautics, Inc.
August 20, 2001
Page 8


          (L) This letter shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties hereto.

                                         Very truly yours,


                                         Hapoalim Nechasim (Menayot) Ltd.
                                         -----------------------------------
                                         [Please print name of entity, if any]


                                         By: /s/ Yacov Elinav     /s/ Zali Guter
                                             -----------------------------------

                                         Name: Yacov Elinav       Zali Guter
                                               ---------------------------------
                                                          (please print)

                                         Title:
                                               ---------------------------------
                                                          (please print)

Acknowledged this 20th day of August, 2001.

Infonautics, Inc.



By: /s/ Van Morris
    ----------------------------------------

Name: Van Morris
      --------------------------------------

Title: Chief Executive Officer and President
       -------------------------------------


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Infonautics, Inc.
August 20, 2001
Page 9


          (L) This letter shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties hereto.

                                         Very truly yours,


                                         Eurocom Communications Ltd.
                                         ---------------------------------------
                                         [Please print name of entity, if any]


                                         By: /s/ Shaul Elovitch
                                             -----------------------------------

                                         Name: Shaul Elovitch
                                              ----------------------------------
                                                       (please print)

                                         Title: Chairman
                                                --------------------------------
                                                        (please print)

Acknowledged this 20th day of August, 2001.

Infonautics, Inc.



By: /s/ Van Morris
    ----------------------------------------

Name: Van Morris
      --------------------------------------

Title: Chief Executive Officer and President
       -------------------------------------

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Infonautics, Inc.
August 20, 2001
Page 10


          (L) This letter shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties hereto.

                                         Very truly yours,


                                         FIBI Investment House Ltd.
                                         ---------------------------------------
                                         [Please print name of entity, if any]


                                         By: /s/ Zeev Feldman
                                            ------------------------------------

                                         Name: Zeev Feldman
                                               ---------------------------------
                                                        (please print)

                                         Title: C.E.O.
                                                --------------------------------
                                                        (please print)

Acknowledged this 20th day of August, 2001.

Infonautics, Inc.



By: /s/ Van Morris
   -----------------------------------------

Name: Van Morris
      --------------------------------------

Title: Chief Executive Officer and President
       -------------------------------------

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Infonautics, Inc.
August 20, 2001
Page 11


          (L) This letter shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties hereto.

                                         Very truly yours,


                                         ---------------------------------------
                                         [Please print name of entity, if any]


                                         By: /s/ M. Cooperman
                                             -----------------------------------

                                         Name: M. Cooperman
                                               ---------------------------------
                                                          (please print)

                                         Title:
                                               ---------------------------------
                                                          (please print)

Acknowledged this 20th day of August, 2001.

Infonautics, Inc.



By: /s/ Van Morris
   -----------------------------------------

Name: Van Morris
      --------------------------------------

Title: Chief Executive Officer and President
       -------------------------------------

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Infonautics, Inc.
August 20, 2001
Page 12


          (L) This letter shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties hereto.

                                         Very truly yours,


                                         ---------------------------------------
                                         [Please print name of entity, if any]


                                         By: /s/ Graham Morris
                                             -----------------------------------

                                         Name: Graham Morris
                                              ----------------------------------
                                                          (please print)

                                         Title:
                                               ---------------------------------
                                                          (please print)

Acknowledged this 20th day of August, 2001.

Infonautics, Inc.


By: /s/ Van Morris
   -----------------------------------------

Name: Van Morris
      --------------------------------------

Title: Chief Executive Officer and President
       -------------------------------------

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Infonautics, Inc.
August 20, 2001
Page 13

          (L) This letter shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties hereto.

                                         Very truly yours,


                                         ---------------------------------------
                                         [Please print name of entity, if any]


                                         By: /s/ Elliot Noss
                                             -----------------------------------

                                         Name: Elliot Noss
                                               ---------------------------------
                                                          (please print)

                                         Title:
                                               ---------------------------------
                                                          (please print)

Acknowledged this 20th day of August, 2001.

Infonautics, Inc.


By: /s/ Van Morris
   -----------------------------------------

Name: Van Morris
      --------------------------------------

Title: Chief Executive Officer and President
       -------------------------------------

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Infonautics, Inc.
August 20, 2001
Page 14


          (L) This letter shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties hereto.

                                         Very truly yours,


                                         ---------------------------------------
                                         [Please print name of entity, if any]


                                         By: /s/ Colin Campbell
                                             -----------------------------------

                                         Name: Colin Campbell
                                               ---------------------------------
                                                          (please print)

                                         Title:
                                               ---------------------------------
                                                          (please print)

Acknowledged this 20th day of August, 2001.

Infonautics, Inc.


By: /s/ Van Morris
   -----------------------------------------

Name: Van Morris
      --------------------------------------

Title: Chief Executive Officer and President
       -------------------------------------